UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/29/2010

Superconductor Technologies Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21074

Delaware	77-0158076
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

460 Ward Drive
Santa Barbara, CA 93111-2310
(Address of principal executive offices, including zip code)

805 690 4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 29, 2010, the Board of Directors of Superconductor Technologies Inc. (the "Company") adopted a resolution (i) confirming the consistent interpretation of the Company's Amended and Restated Bylaws ("Bylaws") that (A) directors are elected by a plurality vote of the stockholders and (B) unless otherwise expressly required by applicable law or the Certificate of Incorporation, all other matters to be voted on and decided by stockholders are decided by a vote of the majority of the votes cast and (ii) providing that to the extent any provision of the Bylaws could be read to require a different voting arrangement, such provision shall be interpreted and amended to be consistent with such interpretation.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

3(ii).1 Resolution Amending Amended and Restated Bylaws of Superconductor Technologies Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superconductor Technologies Inc.

Date: April 02, 2010	By:	/s/ William J. Buchanan
William J. Buchanan
Controller and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-3.(ii).1